                                                                     Exhibit 4.1

----------     --------------------------------------------------     ----------
  NUMBER                                                                SHARES

   A-0         Incorporated under the laws of the State of Texas
----------     --------------------------------------------------     ----------


--------------------------------------------------------------------------------

                        --------------------------------
                        Scott Cable Communications, Inc.
                        --------------------------------

                     Total Authorized Issue 175,000 Shares

                                                               See Reverse for
                                                             Certain Definitions

     76,000 Shares $0.10 Par Value              24,000 Shares $0.10 Par Value
         Class A Common Stock                        Class B Common Stock

     75,000 Shares $0.10 Par Value
         Class C Common Stock


This                                                                        r of

________________________________________________________________________________

        Fully Paid and Non-Assessable Shares of Class A Common Stock of
                        Scott Cable Communications, Inc.

transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated



_________________________________              _________________________________
                        Secretary    [SEAL]                            President

--------------------------------------------------------------------------------

                                CORPKIT NEW YORK

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common      UNIF GIFT MIN ACT -- ______Custodian_______
                                                          (Cust)         (Minor)
TEN ENT -- as tenants by entireties                       under uniform Gifts to
                                                          Minors Act ___________
IT TEN  -- as joint tenants with right of                               State
           survivorship and not as tenants
           in common.
           Additional abbreviations may also be used though not in the above list.

For value received __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

________________________________________________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
represented by the within Certificate and do hereby irrevocably constitute and appoint
________________________________________________________________________Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated_________________ 19__

          In presence of

     __________________________________      ___________________________________


      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.